Exhibit 10.18

EXECUTION COPY

WAIVER AND AMENDMENT NO. 4 TO THE

FIRST LIEN SENIOR SECURED CREDIT AGREEMENT AND AMENDMENT NO. 1 TO
HOLDINGS GUARANTY

Dated as of March 30, 2009

among

WII MERGER CORPORATION,
as the initial Borrower,

CREDIT SUISSE,
as Administrative Agent, Swing Line Lender and
an L/C Issuer,

The Other Lenders Parties Hereto

and

CREDIT SUISSE,
as Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

Sole Lead Arranger and Sole Bookrunning Manager

WAIVER AND AMENDMENT NO. 4 TO THE
CREDIT AGREEMENT AND AMENDMENT NO. 1 TO HOLDINGS GUARANTY

Dated as of March 30, 2009

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO HOLDINGS GUARANTY (this “Amendment”) among WII COMPONENTS, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE, acting through one or more of its branches, or any Affiliate thereof (collectively, “Credit Suisse”), as Administrative Agent, Swing Line Lender, an L/C Issuer and Collateral Agent.

PRELIMINARY STATEMENTS:

(1)           WII Merger Corporation and Credit Suisse entered into a Credit Agreement dated as of January 9, 2007, as amended by Amendment No. 1 dated as of February 7, 2007, Amendment No. 2 dated as of June 12, 2007 and Amendment No.3 dated February 19, 2008 (as so amended, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           Pursuant to the Merger and the Assumption Agreement, the Borrower assumed all of the obligations of WII Merger Corporation under the Loan Documents.

(3)           The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as described herein.

(4)           The Required Lenders have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           The definition of “Applicable Margin” in Section 1.01 is hereby amended by (i) deleting the figure “3.75%” in clause (a) thereof and replacing it with the figure “5.75%”, (ii) deleting the figure “2.75%” in clause (b) thereof and replacing it with the figure “4.75%” and (iii) restating the pricing grid in its entirety to read as follows:

Pricing Level	Consolidated Leverage Ratio	Eurodollar Loans	Base Rate Loans
I	Greater than or equal to 4.00:1.00	5.75%	4.75%
II	Less than 4.00:1.00 and greater than or equal to 3.00:1.00	5.50%	4.50%
III	Less than 3.00:1.00	5.25%	4.25%

(b)           The definition of “Consolidated EBITDA” in Section 1.01 is hereby amended by deleting the language: “up to $1,000,000 of transitional expenses and other one-time expenses incurred or paid after the Closing Date during the term of the Agreement” appearing in clause (i) thereof and replacing with “[RESERVED]”.

(c)           Section 4.02 is hereby amended by deleting the final paragraph of such Section and replacing such paragraph with the following language: “Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that (i) the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension and (ii) solely in the case of a Revolving Credit Borrowing or a Swing Line Borrowing, after giving effect to such Borrowing and the use of the proceeds thereof within five (5) Business Days after such Borrowing, the aggregate amount of cash and Cash Equivalents on hand at the Borrower and its Subsidiaries shall not exceed $3,500,000.”

(d)           Section 6.18 is hereby amended by deleting such provision and replacing it with the following: “[RESERVED]”.

(e)           Section 7.02(a)(ii) is hereby amended by deleting the date “March 31, 2009” appearing therein and replacing it with the date “March 31, 2010”.

(f)            Section 7.02(c)(xiii) is hereby amended by deleting the amount “$5,000,000” appearing therein and replacing it with the amount “$3,000,000”.

(g)           Section 7.03(r)(ii) is hereby amended by deleting the language “for an aggregate amount not to exceed $10,000,000” appearing therein and replacing it with the following language: “; provided, (A) after giving effect to any such purchase the Borrower and its Subsidiaries shall be in pro forma compliance with the financial covenants set forth in Section 7.11, (B) no proceeds of any Revolving Credit Borrowing or Swing Line Borrowing shall be used to make such purchases and (C) after giving effect to such purchase, the Borrower and its Subsidiaries shall have not less than $4,500,000 of cash or Cash Equivalents on hand”.

(h)           Section 7.06(g)(iii)(A) is hereby amended by deleting the reference to “$2,500,000” therein and replacing it with “$2,000,000”.

(i)            Section 7.06(k) is hereby amended by deleting each reference to the date “March 31, 2009” appearing therein and replacing it with the date “March 31, 2010”.

(j)            The grid in Section 7.11(a)(i) is hereby amended to read as follows:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
December 31, 2008	13.00:1.00
March 31, 2009	14.10:1.00
June 30, 2009	17.90:1.00
September 30, 2009	20.30:1.00
December 31, 2009	17.90:1.00
March 31, 2010	7.80:1.00
June 30, 2010 through December 31, 2011	6.00:1.00
March 31, 2012	4.20:1.00
June 30, 2012	4.00:1.00
September 30, 2012	3.90:1.00
December 31, 2012	3.80:1.00

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(k)           The grid in Section 7.11(c)(i) is hereby amended to read as follows:

Four Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio
December 31, 2008	1.30:1.00
March 31, 2009	1.20:1.00
June 30, 2009	1.00:1.00
September 30, 2009	0.95:1.00
December 31, 2009	1.00:1.00
March 31, 2010	1.90:1.00
June 30, 2010	3.70:1.00
September 30, 2010 through December 31, 2010	3.80:1.00
March 31, 2011	3.90:1.00
June 30, 2011	4.00:1.00
September 30, 2011 through December 31, 2011	4.10:1.00
March 31, 2012	4.70:1.00
June 30, 2012	5.40:1.00
September 30, 2012	6.20:1.00
December 31, 2012	7.10:1.00

(l)            Section 7.12 is hereby amended by replacing “, (b) fiscal year 2010 and (c) each subsequent fiscal year, $12,500,000” in the third and fourth lines thereof with “and (b) fiscal year 2010 and each subsequent fiscal year, $12,500,000”.

(m)          Section 7.15(a)(vi) is hereby amended by deleting the language “for an aggregate amount not to exceed $10,000,000, provided that such purchase is not financed with the proceeds of the Term Loans” appearing therein and replacing such language with the following: “; provided, (A) after giving effect to any such purchase the Borrower and its Subsidiaries shall be in pro forma compliance with the financial covenants set forth in Section 7.11, (B) no proceeds of any Revolving Credit Borrowing or Swing Line Borrowing shall be used to make such purchases and (C) after giving effect to such purchase, the Borrower and its Subsidiaries shall have not less than $4,500,000 of cash or Cash Equivalents on hand”.

(n)           Section 8.01(o) is hereby amended by deleting the date “March 31, 2009” appearing therein and replacing it with the date “March 31, 2010”.

SECTION 2.           Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when,

(a)           the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders;

(b)           the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying that the certified resolutions of the Board of Directors (or similar

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governing body) of each Loan Party delivered in connection with the Credit Agreement have not been amended, modified or revoked and are in full force and effect on the date hereof;

(c)           all expenses and reasonable fees of the Administrative Agent (including all reasonable fees and expenses of counsel to the Administrative Agent), to the extent invoiced and due prior to the date hereof, shall have been paid; and

(d)           The outstanding principal amount of, and all accrued and unpaid interest on, the Term Loans shall have been paid in full.

SECTION 3.           Waivers and Consents.

(a)           The Administrative Agent and Required Lenders hereby waives any Default or Event of Default that may have arisen from the Borrower’s failure to comply with Section 7.11(a)(i) or (c)(i), in each case before giving effect to this Amendment and solely with respect to the four fiscal quarters ending December 31, 2008.

(b)           The Administrative Agent and Required Lenders herby consent to the amendment of Section 7(b) of the Holdings Guaranty to renumber clause (xiv) thereof as clause (xv) and insert the following language as a new clause (xiv) therein: “(xiv) Indebtedness incurred by Guarantor as loans or advances from its direct or indirect Subsidiaries to the extent such loans or advances were permitted under Section 7.03(j) and/or Section 7.03(n) of the Credit Agreement; and”.

SECTION 4.           Confirmation of Representations and Warranties and No Event of Default.  Each of the Loan Parties hereby represents and warrants (a) on and as of the date hereof, that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, but after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date and (b) after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default.

SECTION 5.           Affirmation of Guarantors.  Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in the Holdings Guaranty or the Subsidiary Guaranty (as the case may be), or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except as set forth in Section 6(a) below.

SECTION 6.           Reference to and Effect on the Loan Documents.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a)  The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)  The execution, delivery and effectiveness of this Amendment shall not, except as

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expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 7.           Costs, Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 8.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WII COMPONENTS, INC., as Borrower

By	/s/ Dale Herbst
Name: Dale Herbst
Title: Secretary

WII Components, Inc. - Waiver and Amendment No. 4 to First Lien Credit Agreement

Signature Page

WII HOLDING, INC.,
as Guarantor

By	/s/ Dale Herbst
Name: Dale Herbst
Title: Secretary

WOODCRAFT INDUSTRIES, INC.,
as Guarantor

By	/s/ Dale Herbst
Name: Dale Herbst
Title: Secretary

BRENTWOOD ACQUISITION CORP.,
as Guarantor

By	/s/ Dale Herbst
Name: Dale Herbst
Title: Secretary

PRIMEWOOD, INC.,
as Guarantor

By	/s/ Dale Herbst
Name: Dale Herbst
Title: Secretary

WII Components, Inc. - Waiver and Amendment No. 4 to First Lien Credit Agreement

Signature Page

CREDIT SUISSE,
Cayman Islands Branch,
as Administrative Agent and Collateral Agent

By	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By	/s/ Karim Blasetti
Name: Karim Blasetti
Title: Vice President

WII Components, Inc. - Waiver and Amendment No. 4 to First Lien Credit Agreement

Signature Page

CREDIT SUISSE,
Cayman Islands Branch,
as Lender

By	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By	/s/ Karim Blasetti
Name: Karim Blasetti
Title: Vice President

WII Components, Inc. - Waiver and Amendment No. 4 to First Lien Credit Agreement

Signature Page